JPMORGAN TRUST I

J.P. Morgan Income Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Strategic Income Opportunities Fund
JPMorgan Total Return Fund
Prospectuses dated July 1, 2009
(Class R5 Shares)

J.P. Morgan International Equity Funds
JPMorgan China Region Fund
JPMorgan Emerging Economies Fund
JPMorgan India Fund
JPMorgan International Equity Fund
JPMorgan Latin America Fund
JPMorgan Russia Fund
Prospectus dated February 28, 2009
(Class R5 Shares)

J.P. Morgan Specialty Funds
JPMorgan International Realty Fund
JPMorgan Strategic Preservation Fund
Prospectuses dated February 28, 2009
(Class R5 Shares)

J.P. Morgan International Funds
JPMorgan International Currency Income Fund
JPMorgan Global Focus Fund
Prospectuses dated February 28, 2009
(Class R5 Shares)

JPMORGAN TRUST II

J.P. Morgan Income Funds
JPMorgan Core Bond Fund
JPMorgan High Yield Fund
Prospectus dated July 1, 2009
(Class R5 Shares)

J.P. Morgan Specialty Funds
JPMorgan U.S. Real Estate Fund
Prospectus dated May 1, 2009
(Class R5 Shares)

Supplement dated January 22, 2010
to the Prospectuses as dated above, and as supplemented

SUP-R5-CLAR-110

Under “Purchasing Fund Shares — Who can buy shares?” in the “How to Do Business with the Fund(s)” section of the applicable prospectuses, the first paragraph is replaced in its entirety with the following paragraph:

Class R5 Shares may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, and non-qualified deferred compensation plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Class R5 Shares may also be purchased by current and future JPMorgan SmartRetirement Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE